UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 9, 2015 (July 6, 2015)

Date of Report (Date of earliest event reported)

MassRoots, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-196735	46-2612944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1624 Market Street, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(720) 442-0052
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 IMPORTANT NOTICE REGARDING FORWARD LOOKING STATEMENTS

Certain matters discussed in this current report on Form 8-K contain statements, estimates and projections about the ability of the Company to sell its shares and price of such shares, the growth of the Company’s advertising business and our related advertising strategy, general projections related to the Company’s business, and anticipated timing, benefits, financial impact and other details of the Company’s office move. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements. Important factors that could cause our actual results to differ materially from those anticipated by the statements made herein include, among others, incorrect assumptions regarding the value of the Company’s shares, lack of investor interest in our shares, the results of our advertising initiatives, the continued growth and engagement of our user base, unforeseen technical or other issues that could affect the performance of our products, and the Company’s ability to realize growth and other benefits from the implementation of its strategic initiatives, including its headquarters move. Other factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Further information on our risk factors is contained in our filings with the SEC, including our Registration Statement on Form S-1 filed with the SEC on August 26, 2014. MassRoots undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The recipient of this information is cautioned not to place undue reliance on forward-looking statements.

Item 8.01 Other Events

On July 6, 2015, the Company issued a press release titled “MassRoots to Release Second Quarter Earnings Report and Host Shareholder Conference Call on July 21, 2015”. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

On July 9, 2015, the Company issued a press release titled “MassRoots Grows to 420,000 Users”. A copy of the press release is filed as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated July 6, 2015 titled “MassRoots to Release Second Quarter Earnings Report and Host Shareholder Conference Call on July 21, 2015”.
99.2 Press Release dated July 9, 2015 titled “MassRoots Grows to 420,000 Users”.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MassRoots, Inc.

Date: July 9, 2015	By:	/s/ Isaac Dietrich
Isaac Dietrich
Chief Executive Officer